Exhibit 99.1

Tribal Rides International Corp. Announces Appointment of Don Smith as Chief Financial Officer

Mission Viejo, California November 29, 2021 – Tribal Rides International Corp. (“Tribal Rides” or the “Company”) (OTC PINK: XNDA), a California based software company, announced that it has hired startup veteran Donald Smith to be the Company’s Chief Financial Officer.

Mr. Smith has extensive experience in building startup companies that explode within emerging markets. His capacities include fundraising, generating strategic alliances, managing mergers and acquisitions, developing sales pipelines, marketing, and overseeing operations. He has spent the past 10 years finely focused on the building and executive management of other publicly traded companies. In his career, he has promoted advancements in organic sustainable food industry and its applications to the cultivation and growth of the legal cannabis business. In that time, he co-invented a “vertical cultivation” device and the invention and successful hydroponics business was sold to Greengro Technologies, Inc., where Smith served in various capacities including Chairman and CEO.

In a long life of business, Mr. Smith is an accomplished visionary, deal maker, and sales professional with 25 years’ experience in emerging technologies, broadcast television, film, post production, animation hardware and software systems. His extraordinary people skills and ability to understand the psychology of motivating others toward goals while keeping focus on revenue and closing deals are some qualities that make his continually successful decade to decade. Topped off with extensive financial, tax law, and accounting expertise prove invaluable in addressing both tactical and strategic issues of converting deal memos into successful sales of products and services or mergers and acquisitions of entire companies. As a licensed Enrolled Agent, Mr. Smith is recognized to practice before the Internal Revenue Service and has built multiple tax firms and prepared over 15,000 returns. This supports his ability to execute from business plan, to funding, growth, and eventual exit.

Overall, skills plus his uncanny instinct for emerging markets which have historically resulted in multiple successes in technology, real estate, finance, and market leadership successes for Mr. Smith drive his desire to pursue the vast opportunities in the automated drive technology marketplace that the Company pursues.

About Tribal Rides International Corp.

Tribal Rides International Corp. is engaged in the business of digital transformation of transportation. The digital transportation enablement and enhancement platform provides fully automated dispatching and bookings management built for taxi companies, limousine companies and ride-sharing service providers. The platform gives customers an app-based experience and provides service providers a range of functions which include customer booking, accounts management, driver tracking, real-time notifications, auto dispatching algorithms, accounting and settlements, corporate account management as well as providing reporting and analytics. The platform has also shown to have a direct application in the B2B space in providing corporations with a more efficient taxi chit solution to combat fraud and excessive administration costs.

For more information, visit www.tribalrides.us

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully develop and market our products and services; the acceptance of our products and services by customers; our ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other products and services; the effects of changes in our markets; our ability to successfully develop new products and services; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

Joseph Grimes

joeg@tribalrides.us

949.434.7259